UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 3)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2023

FOMO WORLDWIDE, INC.

(Exact name of Registrant as specified in its Charter)

wyoming	001-13126	87-3971203
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

108 Scharberry Lane #2, Mars, PA 16046

(Address of principal executive offices)

(630) 708-0750

(Registrant’s Telephone Number)

831 W North Ave., Pittsburgh, PA 15233

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13©(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common	FOMC	OTC Pink Current

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Background.

This Third Amendment to Form 8-K filed May 1, 2023 notifies investors that FOMO WORLDWIDE, INC. has completed the following in regard to corporate actions/applications filed during May 2023 with FINRA’S Compliance Department (15c211 via Glendale Securities) and Corporate Actions Department:

1) our 15c211 was cleared by FINRA on February 7, 2024 restoring solicited quotes for our common shares;

2) the ticker “IGOT” was reserved with the NASDAQ on December 13, 2023; FINRA completed their review of the ticker change on February 21, 2024, and it will be effective on or around March 21, 2024;

3) our name change to “FOMO WORLDWIDE, INC.” from “FOMO CORP.” was completed on November 9, 2022 in our former state of incorporation California and on the SEC’s EDGAR system around that date; FINRA completed their review of the name change on February 21, 2024 and it is now official;

4) our redomicile to Wyoming from California through a short-form merger into and with our wholly owned subsidiary by the same name was stamped by the Secretary of State of Wyoming on November 22, 2023, and our predecessor corporation in California was dissolved on or around that date. Our CUSIP has been changed to Wyoming; FINRA completed their review of the redomicile on February 21, 2024;

5) a 1-100 reverse split of common shares and proportionate adjustments of the conversion ratios of our Series A Preferred stock, Series B Preferred stock, and Series C Preferred stock were stamped by the Secretary of State of Wyoming on November 28, 2023 with certificates of determination for all classes of Preferred stock stamped by the Secretary of State of Wyoming on January 17, 2024; FINRA completed their review of the reverse split on February 21, 2024 with an effective date of February 22, 2024 under the ticker “FOMCD” for 20 trading sessions.

As a result of the foregoing, the FINRA Compliance review of our 15c2-11 and Corporate Actions Rule 6490 reviews of our name change, ticker change, redomicile to WY from CA, and reverse split are now complete.

Separately, we are updating investors on holding company disclosure items and subsidiary developments including SMARTSolution Technologies, Inc., Diamond Technology Solutions, LLC, and Energy Intelligence Center LLC under Items 1.02, 2.01, 7.1, and 8.1 herein.

FOMO WORLDWIDE, INC. is referred to herein as “FOMO”, “we”, “us”, or the “Company”.

Item 1.02 Termination of a Material Definitive Agreement

On January 4, 2024, Thermo Communications Funding, LLC (“Thermo”) defaulted us and our subsidiary SMARTSolution Technologies, Inc. (“SST”), terminated its senior secured asset backed lending agreement executed with us on February 28, 2022, and subsequently obtained a confession of judgment against us and certain of our subsidiaries. Specifically, we have been notified that on February 26, 2024, Thermo obtained a confession of judgment in the Court of Allegheny County against us in the amount of $1,074,276.15 including accrued interest and legal fees. We are in discussions with Thermo to resolve the matter through their foreclosure on our audio visual subsidiary SMARTSolution Technologies, Inc. for its working capital and fair value of assets and through a restructuring of the asset backed loan facility to the mutual benefit of Thermo and our shareholders and stakeholders.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 6, 2024, we dissolved our wholly owned subsidiary Energy Intelligence Center LLC. We have assigned EIC’s assets including inventory in the LED, air disinfection, HVAC software, trade names, contractual agreements, and other items to our wholly owned subsidiary Diamond Technology Solutions, LLC. On March 7, 2024, the Secretary of State of Wyoming stamped the dissolution paperwork.

Item 7.01 Regulation FD Disclosure.

We have entered into discussions and submitted a letter of intent (“LOI”) to acquire a provider of clean fuel technology products and services founded in 2007 that targets public markets (e.g., K12 schools), private markets (e.g., trucking/transportation), railway markets, shipping markets (barge, tugboat, global shipping), military markets, and global markets (via license). The target’s technology has been proven to reduce fuel consumption, greenhouse emissions, noxious gases, machine maintenance expenses and downtime, and the negative economic health impact of pollution. For branding purposes, we have purchased the URL’s www.2050fuel.com, www.2050fuels,com, www.2050diesel.com, and 2050coin.io.

A video discussing the clean fuel technology opportunity is available at the following link:

https://drive.google.com/file/d/1SMEAyxG98gvq84Ny7rGWXAdnX5rcREoM/view?usp=sharing

On March 9, 2024, we sent a binding Definitive Agreement to acquire the North America assets and operations of EcoChem Alternative Fuels LLC with an expected signing date of March 18, 2024 and an expected closing date of March 31, 2024. We are interviewing audit firms for the business and are concurrently working on FOMO’s 2023 Form 10-K with our own PCAOB audit firm Urish Popeck & Co., LLC.

Item 8.01 Other Events.

To advise on our business plans and enhance shareholder value, we have appointed two executives with substantial business experience and technology vision/knowledge to our Advisory Board: 1) Joshua Koch, Founder, Chairman of the Board and Chief Innovation Officer, of EcoChem Alternative Fuels LLC; and 2) John Bolus, CEO of EcoChem Alternative Fuels LLC. Both appointees are expected to join our Board of Directors after our purchase of EcoChem’s North America assets and operations is completed. Both Mr. Koch and Mr. Bolus have been appointed to three-year Advisory Board terms and issued 400,000 common stock purchase warrants with an exercise price of $0.05 (adjusted for the 1-100 reverse split just completed) and a three-year expiration. EcoChem Alternative Fuels LLC’s website can be found @ https://www.hpcdfuel.com/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOMO WORLDWIDE, INC.

Date: March 11, 2024	By:	/s/ Vikram Grover
Vikram Grover
Chief Executive Officer